Exhibit 99.1

Prospect Acquisition Corp.

(a development stage company)

Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Prospect Acquisition Corp.

We have audited the accompanying balance sheet of Prospect Acquisition Corp. (a development stage company) as of November 20, 2007, and the related statements of operations, stockholders’ equity, and cash flows for the period from July 9, 2007 (date of inception) through November 20, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prospect Acquisition Corp. as of November 20, 2007 and the results of its operations and its cash flows for the period from July 9, 2007 (date of inception) through November 20, 2007 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York
November 21, 2007

Prospect Acquisition Corp.

(a development stage company)

Balance Sheet

November 20, 2007

Assets
Current asset:
Cash	$222,445
Cash held in Trust Account	247,000,000
Prepaid expenses	35,776
Total assets	$247,258,221

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$1,956
Accrued offering costs	199,687
Deferred underwriting commission	10,000,000
Total liabilities	10,201,643

Common stock, subject to possible conversion, 7,499,999 shares at conversion value	74,099,990

Commitments
Stockholders’ equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 72,000,000 shares authorized; 32,187,500 shares (including 7,499,999 subject to possible conversion) issued and outstanding	3,219
Additional paid-in capital	162,957,842
Deficit accumulated during the development stage	(4,473)
Total stockholders’ equity	162,956,588
Total liabilities and stockholders’ equity	$247,258,221

See notes to financial statements.

Prospect Acquisition Corp.

(a development stage company)

Statement of Operations

For the period from July 9, 2007 (date of inception) through November 20, 2007

Formation and operating costs	$4,473
Net loss	$(4,473)

Weighted average number of common shares outstanding	7,374,067
Net loss per share	$(0.00)

See notes to financial statements.

Prospect Acquisition Corp.

(a development stage company)

Statement of Stockholders’ Equity

For the period from July 9, 2007 (date of inception) through November 20, 2007

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Common shares issued to initial stockholders on July 18, 2007 at approximately $.003 per share	7,187,500	$719	$24,281	$—	$25,000
Sale of 25,000,000 units, net of underwriters’ discount and offering expenses of $18,213,949 (includes 7,499,999 shares subject to possible conversion)	25,000,000	2,500	231,783,551	—	231,786,051
Proceeds subject to possible conversion of 7,499,999 shares	—	—	(74,099,990)	—	(74,099,990)
Proceeds from issuance of Sponsors’ Warrants	—	—	5,250,000	—	5,250,000
Net loss	—	—	—	(4,473)	(4,473)

Balance at November 20, 2007	32,187,500	$3,219	$162,957,842	$(4,473)	$162,956,588

See notes to financial statements.

Prospect Acquisition Corp.

(a development stage company)

Statement of Cash Flows

For the period from July 9, 2007 (date of inception) through November 20, 2007

Cash flows from operating activities
Net loss	$(4,473)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities
Increase in prepaid expenses	(35,776)
Increase in accrued expenses	1,956
Net cash used in operating activities	(38,293)
Cash flows from investing activities
Cash held in Trust Account	(247,000,000)
Net cash used in investing activities	(247,000,000)
Cash flows from financing activities
Gross proceeds from initial public offering	250,000,000
Proceeds from issuance of Sponsors’ Warrants	5,250,000
Proceeds from sale of shares of common stock to initial stockholders	25,000
Proceeds from notes payable to stockholders	200,000
Repayment of notes payable to stockholders	(200,000)
Payment of offering costs	(8,014,262)
Net cash provided by financing activities	247,260,738
Net increase in cash	222,445

Cash at beginning of period	—
Cash at end of period	$222,445

Supplemental disclosure of non-cash activity
Accrual of offering costs	$199,687
Deferred underwriting commission	$10,000,000

See notes to financial statements.

Prospect Acquisition Corp.

(a development stage company)

Notes to Financial Statements

1.                            Organization, Business Operations and Significant Accounting Policies

Prospect Acquisition Corp. (the “Company”) was incorporated in Delaware on July 9, 2007 as a blank check company formed for the purpose of acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, one or more operating businesses or assets in the financial services industry (a “Business Combination”).

At November 20, 2007, the Company had not yet commenced any operations. All activity through November 20, 2007 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective November 14, 2007. The Company consummated the Offering on November 20, 2007 and received gross proceeds of $250,000,000 and $5,250,000 from the sale of Sponsors’ Warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $247,000,000  (or approximately $9.88 per unit) of the net proceeds of the Offering and the sale of the Sponsors’ Warrants (see Note 2) is being held in a trust account (the “Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its initial Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. A Company officer and two initial stockholders have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company, subject to limited exceptions. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Until the consummation of the initial Business Combination or the liquidation of the Company, proceeds held in the trust account will not be available for the Company’s use for any purpose, except there can be released to the Company from the Trust Account (i) interest income earned on the Trust Account balance to pay any income taxes on such interest and (ii) interest income earned of up to $2.75 million on the Trust Account balance to fund the Company’s working capital requirements, provided that after such release there remains in the trust account a sufficient amount of interest income previously earned on the trust account balance to pay any due and unpaid income taxes on such $2.75 million of interest income.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. In the event that those persons that purchase securities in the Offering or thereafter (“Public Stockholders”) owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the directors of the Company (the “Initial Stockholders”), have agreed to vote all of their founding shares of common stock in accordance with the majority of the shares of common stock voted by the Public Stockholders with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Account. The per share conversion price will equal the aggregate amount then on deposit in the Trust Account, before payment of deferred underwriting discounts and commissions and including accrued interest, net of income taxes on such interest and net of interest income on the Trust Account balance released to the Company as described above, calculated as of two business days prior to the proposed consummation of the initial Business Combination, divided by the number of shares of common stock sold in the Offering. Accordingly, Public Stockholders holding not more than 30% of the shares (minus one share) sold in the Offering may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

Accordingly, a portion of the net proceeds from the Offering (29.9999% of the amount placed in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying financial statements.

The Company’s Certificate of Incorporation was amended on November 14, 2007 to provide that the Company will continue in existence only until 24 months from the effective date of the registration statement relating to the Offering (the “Effective Date”), or November 14, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including assets in the Trust Account) will be less than the initial public offering price per Unit in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 2) because of the expenses of the Offering, the Company’s general and administrative expenses and the anticipated costs of seeking an initial Business Combination.

Deferred Income Taxes:

Deferred income tax assets and liabilities are computed for differences between the financial statements and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Loss per Share:

Loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The effect of the 25,000,000 outstanding warrants issued in connection with the Offering and the 5,250,000 outstanding warrants issued in connection with the private placement has not been considered in diluted loss per share calculations since the effect of such warrants would be antidilutive.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk:

Statement of Financial Accounting Standards (“SFAS”) No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At November 20, 2007, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in Trust Account. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. The Company maintains cash in accounts which, at times, exceeds such limits. The Company has not experienced any losses on this account and management believes the risk of loss to be minimal since it invests through major financial institutions.

New Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). This interpretation clarified the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Specifically, FIN 48 clarifies the application of SFAS No. 109 by defining a criterion that an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise’s financial statements. Additionally, FIN 48 provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods of income taxes, as well as the required disclosure and transition. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a significant impact on the Company’s financial statements.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2.                            Initial Public Offering

On November 20, 2007, the Company sold 25,000,000 units (the “Units”) at an offering price of $10.00 per Unit. The Company granted the underwriters an option to purchase up to an additional 3,750,000 Units solely to cover over-allotments. Said option may be exercised in whole or in part at any time before the 30th day after the Effective Date. Each Unit consists of one share of the Company’s common stock and one warrant exercisable for one share of common stock at an exercise price of $7.50 per share (a “Warrant”). Each Warrant will be exercisable on the later of the completion of the initial Business Combination and fifteen months from the Effective Date, provided in each case that the Company has an effective registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. The Warrants will expire five years from the Effective Date, unless earlier redeemed. The Company may call the Warrants for redemption, in whole and not in part, at any time after the Warrants become exercisable and there is an effective registration statement covering the shares of common stock issuable upon exercise of the warrants available and current throughout the 30-day Redemption Period defined hereafter, upon a minimum of 30 days’ prior written notice of redemption (the “30-day Redemption Period”) at a price of $0.01 per Warrant, only in the event that the last sale price of the common stock equals or exceeds $14.50 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which the notice of redemption is sent to the Warrant holder. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants from the date the warrants become exercisable until the warrants expire or are redeemed. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to settle the warrant exercise, whether by net cash settlement or otherwise. Consequently, the Warrants may expire unexercised and unredeemed (and therefore worthless), and, as a result, an investor in the Offering may effectively pay the full Unit price solely for the shares of common stock included in the Units.

The Company entered into an agreement with the underwriters of the Offering (the “Underwriting Agreement”). The Underwriting Agreement requires the Company to pay 3% of the gross proceeds of the Offering as an underwriting discount plus an additional 4% of the gross proceeds of the Offering only upon consummation of a Business Combination. The Company paid an underwriting discount of 3% of the gross proceeds of the Offering ($7,500,000) in connection with the consummation of the Offering and has placed 4% of the gross proceeds of the Offering ($10,000,000) in the Trust Account. The Company did not have to pay any discount related to the

Sponsors’ Warrants sold on a private placement basis. The underwriters have waived their right to receive payment of the 4% of the gross proceeds for the Offering upon the Company’s liquidation if the Company is unable to complete a Business Combination.

Pursuant to purchase agreements dated November 14, 2007, certain of the Initial Stockholders have purchased from the Company, in the aggregate, 5,250,000 warrants for $5,250,000 (the “Sponsors’ Warrants”). The purchase and issuance of the Sponsors’ Warrants occurred simultaneously with the consummation of the Offering on a private placement basis. All of the proceeds the Company received from these purchases were placed in the Trust Account. The Sponsors’ Warrants are identical to the Warrants included in the Units being offered in the Offering except that the Sponsors’ Warrants (i) are non-redeemable so long as they are held by the original purchasers or their permitted transferees, (ii) are subject to certain transfer restrictions and will not be exercisable while they are subject to these transfer restrictions and (iii) may be exercised for cash or on a cashless basis. The purchase price of the Sponsors’ Warrants has been determined to be the fair value of such warrants as of the purchase date.

The Initial Stockholders have waived their right to receive a liquidation distribution with respect to their founding shares upon the Company’s liquidation if it is unable to complete a Business Combination.

3.                            Accrued Offering Costs

Accrued offering costs consisted of road show, printing and accounting fees related to the Offering that were incurred through the balance sheet date and were charged to additional paid-in capital upon the consummation of the Offering.

4.                            Notes Payable to Stockholders

The Company issued three unsecured promissory notes for $120,000, $78,400 and $1,600 (a total of $200,000) to three Initial Stockholders. The notes were non-interest bearing and were repaid upon the consummation of the Offering.

5.                            Income Taxes

Significant components of the Company’s future tax assets are as follows:

Expenses deferred for income tax purposes	$1,521
Less: valuation allowance	(1,521)
Total	$—

Management has recorded a full valuation allowance against its deferred tax assets because it does not believe it is more likely than not that sufficient taxable income will be generated.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

6.                            Related Party Transactions

The Company presently occupies office space provided by affiliates of certain of the Company’s officers and directors. Such affiliates have agreed that until the Company consummates a Business Combination, they will make such office space, as well as certain general and administrative services including utilities and administrative support, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates a total of $7,500 per month for such services commencing on the Effective Date. For the period ended November 20, 2007, the Company has incurred $1,750 of expense relating to these agreements, which is included in formation and operating costs in the accompanying Statement of Operations.

7.                            Commitments

The Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) will be entitled to registration rights with respect to their founding shares or Sponsors’ Warrants (or underlying securities), as the case may be, pursuant to an agreement dated November 14, 2007. In addition, the Initial Stockholders have certain “piggy-back” registration rights with respect to registration statements filed by the Company generally commencing nine months after the consummation of the Company’s initial Business Combination, and the holders of the Sponsors’ Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

The Company had a commitment to pay a total underwriting discount of 7% of the gross proceeds of the Offering. The Company paid an underwriting discount representing 3% out of the 7% in connection with the consummation of the Offering. The remaining 4% will be paid to the underwriters only upon the consummation of a Business Combination.

8.                            Capital Stock

The Company’s original Certificate of Incorporation authorized the Company to issue 6,000,000 shares of common stock with a par value of $0.0001 per share. In October, 2007, the Company’s certificate of incorporation was amended to increase the authorized shares of common stock from 6,000,000 shares to 8,000,000 shares. The Company’s Certificate of Incorporation was amended on November 14, 2007 to increase the number of authorized shares of common stock to 72,000,000. In addition, the Company is authorized to issue 1,000,000 shares of preferred stock.

On July 18, 2007, the Company issued 4,312,500 shares of common stock to the founders for an aggregate of $25,000 in cash, at a purchase price of approximately $0.006 per share. In October, 2007, the aggregate outstanding 4,312,500 shares of common stock were increased to 7,187,500 shares of common stock as a result of a 5-for-3 stock split declared by our board of directors. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions.  To the extent the underwriters do not exercise their over-allotment option, the Company will repurchase up to 937,500 shares, at $0.0001 per share, from the Initial Stockholders so that the number of shares of common stock owned by the Initial Stockholders after the expiration or termination of the over-allotment option will be equal to 20% of the total number of shares outstanding at that time.